Supplemental Information 3rd Quarter 2017 Exhibit 99.2

2 Financial Overview 3 Segment Overview 7 Senior Housing 8 Ancillary Services 13 G&A Expense & Transaction Costs 14 Capital Expenditures 15 Cash Lease Payments 16 Unconsolidated Ventures 17 Debt & Liquidity 18 Net Asset Value Elements 20 Definitions 21 Appendix: Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Table of Contents

Overview

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s, except Total RevPAR)	FY 2016		FY 2017			YoY
	Q3	Q4	Q1	Q2	Q3	Q3
Resident fee and management fee revenue	$ 1,058,363	$ 1,030,338	$ 1,032,821	$ 956,512	$ 941,030	*(11.1)%*
Net income (loss)	$ (51,728)	$ (268,600)	$ (126,361)	$ (46,337)	$ (413,929)	*NM*
Net cash provided by operating activities	$ 99,442	$ 88,451	$ 66,766	$ 133,108	$ 83,235	*(16.3)%*
Adjusted EBITDA	$ 202,343	$ 184,198	$ 198,296	$ 160,325	$ 141,829	*(29.9)%*
Adjusted Free Cash Flow	$ 47,829	$ 33,156	$ 63,445	$ 39,959	$ 5,804	*(87.9)%*
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	$ 15,353	$ 17,989	$ 17,126	$ 18,219	$ 16,788	*9.3 %*
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	$ 7,502	$ 6,763	$ 8,750	$ 7,920	$ 6,709	*(10.6)%*
Total RevPAR	$ 4,337	$ 4,310	$ 4,405	$ 4,392	$ 4,386	*1.1 %*

As of September 30, 2017


Managed - 3rd Party: 9
Managed-Venture: 202
Leased: 460
1,031 period end number of communities
Owned: 360


Managed - 3rd Party: 1,513
Leased: 36,954
Managed-Venture(1): 30,014
101,202 period end number of units
Owned: 32,721

Q3 2017 weighted average unit occupancy

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	225	22%
90% < 95%	202	20%
85% < 90%	162	16%
80% < 85%	150	14%
Less than 80%	292	28%
Total	1,031	

Consolidated Portfolio Average Asset Age	~21 years

(1) Brookdale's weighted average unit ownership percentage is 21.8%.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted Free Cash Flow, Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures and Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures are financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

3

4 Segment Overview (1) Senior Housing Segments Re venue (2) Segme nt O pe ra ting In come (3) (1) Brookdale’s five segments are Retirement Centers, Assisted Living, CCRCs–Rental (which combined are referred to as Senior Housing), Brookdale Ancillary Services and Management Services. (2) Percentage of revenue is based on Q3 2017 resident fee and management fee revenue. (3) Percentage of segment operating income is based on Q3 2017 results. Brookdale Ancillary Services 12% Management Services 2% Senior Housing 86% Brookdale Ancillary Services 3% Management Services 7% Senior Housing 90% CCRCs - Rental 13% Retirement Centers 20% Assisted Living 67% CCRCs Rental 9% Retirement Centers 25% Assisted Living 66% Consolidated Portfolio Overview

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE
—SENIOR LIVING SOLUTIONS—

(All amounts in 000s)	FY 2016		FY 2017			YoY
	Q3	Q4	Q1	Q2	Q3	Q3
Resident fee and management fee revenue	1,058,363	1,030,338	1,032,821	956,512	941,030	
Less: Facility operating expense [(1)]	(704,221)	(686,176)	(674,542)	(642,405)	(650,654)	
Combined Segment Operating Income	354,142	344,162	358,279	314,107	290,376	*(18.0)%*
Less: G&A expenses (including non-cash stock-based compensation expense)	(63,425)	(66,668)	(65,560)	(67,090)	(63,779)	
Add: Non-cash stock-based compensation expense	8,455	5,067	7,774	7,246	7,527	
Less: Transaction costs	(659)	(2,040)	(7,593)	(3,339)	(1,992)	
Less: Cash operating lease payments *(see page 16)*	(96,170)	(96,323)	(94,604)	(90,599)	(90,303)	
Adjusted EBITDA	**202,343**	**184,198**	**198,296**	**160,325**	**141,829**	***(29.9)%***
Less: Interest expense, net	(86,581)	(85,594)	(83,645)	(69,076)	(71,157)	
Less: Lease financing debt amortization	(16,024)	(16,409)	(17,248)	(14,382)	(14,626)	
Add: Proceeds from entrance fees, net of refunds and amortization	2,389	1,575	(173)	541	(547)	
Add/Less: Other [(2)]	1,313	(1,251)	937	1,383	(8,690)	
Less: Non-Development Capital Expenditures, net *(see page 15)*	(55,611)	(49,363)	(34,722)	(38,832)	(41,005)	
Adjusted Free Cash Flow	**$ 47,829**	**$ 33,156**	**$ 63,445**	**$ 39,959**	**$ 5,804**	***(87.9)%***
Brookdale's Proportionate Share of Unconsolidated Ventures						
Adjusted EBITDA	**$ 15,353**	**$ 17,989**	**$ 17,126**	**$ 18,219**	**$ 16,788**	***9.3 %***
Adjusted Free Cash Flow	**$ 7,502**	**$ 6,763**	**$ 8,750**	**$ 7,920**	**$ 6,709**	***(10.6)%***
Weighted average shares used in computing basic and diluted net income (loss) per share	**185,946**	**185,684**	**185,689**	**186,212**	**186,298**	

(1) Includes hurricane and natural disaster expense of $5.3 million in Q3 2017.
(2) Primarily consists of proceeds from property insurance, cash paid for debt modification and extinguishment costs and cash paid for state income taxes.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)

	Q3 2017					
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Ancillary Services	Management Services	Other (1)
Resident fee and management fee revenue	$ 941,030	$ 376,896	$ 435,392	$ 110,604	$ 18,138	$ —
Less: Facility operating expense	(650,654)	(261,069)	(288,804)	(100,781)	—	—
Combined Segment Operating Income	290,376	115,827	146,588	9,823	18,138	—
Less: G&A expenses (including non-cash stock-based compensation expense)	(63,779)	(16,326)	(18,860)	(7,091)	(13,134)	(8,368)
Add: Non-cash stock-based compensation expense	7,527	—	—	—	—	7,527
Less: Transaction costs	(1,992)	—	—	—	—	(1,992)
Less: Cash operating lease payments	(90,303)	—	(88,214)	—	—	(2,089)
Adjusted EBITDA	**141,829**	**99,501**	**39,514**	**2,732**	**5,004**	**(4,922)**
Less: Interest expense, net	(71,157)	(44,214)	(28,060)	(168)	—	1,285
Less: Lease financing debt amortization	(14,626)	—	(13,249)	—	—	(1,377)
Add: Proceeds from entrance fees, net of refunds and amortization	(547)	—	(547)	—	—	—
Add/Less: Other	(8,690)	—	—	—	—	(8,690)
Less: Non-Development Capital Expenditures, net	(41,005)	(17,695)	(15,397)	(277)	—	(7,636)
Adjusted Free Cash Flow	**$ 5,804**	**$ 37,592**	**$ (17,739)**	**$ 2,287**	**$ 5,004**	**$ (21,340)**

(1) Other is primarily comprised of corporate capital expenditures, unallocated G&A expense (primarily strategic project costs), non-cash stock-based compensation, transaction costs, and debt modification costs.

6

Segment Overview

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except RevPAR and RevPOR)	FY 2016		FY 2017			YoY
	Q3	Q4	Q1	Q2	Q3	Q3
Total Senior Housing, Brookdale Ancillary and Management Services[(1)]						
Revenue	$ 1,058,363	$ 1,030,338	$ 1,032,821	$ 956,512	$ 941,030	*(11.1)%*
Combined Segment Operating Income	$ 354,142	$ 344,162	$ 358,279	$ 314,107	$ 290,376	*(18.0)%*
Combined Segment Operating Margin	*33.5%*	*33.4%*	*34.7%*	*32.8%*	*30.9%*	*-260 bps*
Senior Housing *(see page 8)*						
Revenue	$ 925,568	$ 896,032	$ 904,955	$ 823,880	$ 812,288	*(12.2)%*
Senior Housing Operating Income	$ 323,986	$ 307,609	$ 326,756	$ 278,562	$ 262,415	*(19.0)%*
Senior Housing Operating Margin	*35.0%*	*34.3%*	*36.1%*	*33.8%*	*32.3%*	*-270 bps*
Number of communities (period end)	921	902	838	829	820	
Period end number of units	78,562	77,135	71,186	70,263	69,675	
Total Average Units	80,059	78,029	76,862	70,833	70,112	
RevPAR	$ 3,849	$ 3,823	$ 3,919	$ 3,873	$ 3,860	*0.3 %*
Weighted average unit occupancy	86.2%	86.0%	85.3%	84.6%	84.8%	*-140 bps*
RevPOR	$ 4,465	$ 4,446	$ 4,597	$ 4,580	$ 4,552	*1.9 %*
Brookdale Ancillary Services Segment						
Revenue	$ 117,263	$ 114,042	$ 111,972	$ 110,190	$ 110,604	*(5.7)%*
Segment Operating Income	$ 14,624	$ 16,289	$ 15,629	$ 13,103	$ 9,823	*-32.8 %*
Segment Operating Margin	*12.5%*	*14.3%*	*14.0%*	*11.9%*	*8.9%*	*-360 bps*
Management Services Segment						
Segment Operating Income (comprised solely of management fees)	$ 15,532	$ 20,264	$ 15,894	$ 22,442	$ 18,138	*16.8 %*
G&A Allocation *(see page 14)*	(8,567)	(9,505)	(11,238)	(14,184)	(13,134)	*53.3 %*
Segment Operating Income (Adjusted to Include G&A Allocation)	$ 6,965	$ 10,759	$ 4,656	$ 8,258	$ 5,004	*(28.2)%*
Segment Operating Margin (Adjusted to Include G&A Allocation)	*44.8%*	*53.1%*	29.3%	36.8%	27.6%	*-1720 bps*
Resident fee revenue under management	$ 300,750	$ 297,713	$ 310,050	$ 371,381	$ 371,165	
Number of communities (period end)	156	153	214	210	211	
Period end number of units	25,983	25,633	31,284	31,454	31,527	
Total Average Units	26,088	25,623	25,702	31,361	31,417	
RevPAR	$ 3,843	$ 3,873	$ 3,939	$ 3,876	$ 3,864	*0.5 %*
Weighted average occupancy	87.2%	86.8%	86.3%	84.8%	84.5%	*-270 bps*
RevPOR	$ 4,322	$ 4,367	$ 4,549	$ 4,570	$ 4,566	*5.6 %*

(1) Excludes reimbursed costs on behalf of managed communities of $187,763, $178,530, $183,945, $229,960 and $236,958 (in thousands), respectively.

7

Senior Housing Segments

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except RevPAR and RevPOR)	FY 2016		FY 2017			YoY
	Q3	Q4	Q1	Q2	Q3	Q3
Retirement Centers						
Revenue	$ 170,706	$ 169,381	$ 172,620	$ 162,248	$ 161,986	(5.1)%
Segment Operating Income	$ 73,112	$ 72,215	$ 74,002	$ 67,297	$ 65,907	(9.9)%
Segment Operating Margin	*42.8%*	*42.6%*	*42.9%*	*41.5%*	*40.7%*	*-210 bps*
Number of communities (period end)	95	93	86	86	85	
Period end number of units	17,105	17,017	16,071	16,071	15,961	
Total Average Units	17,105	17,115	17,108	16,071	16,061	
RevPAR	$ 3,327	$ 3,299	$ 3,363	$ 3,365	$ 3,362	1.1 %
Weighted average unit occupancy	89.3%	88.9%	88.0%	87.3%	87.6%	*-170 bps*
RevPOR	$ 3,727	$ 3,711	$ 3,823	$ 3,857	$ 3,836	2.9 %
Assisted Living						
Revenue	$ 607,345	$ 581,827	$ 590,537	$ 547,430	$ 542,227	(10.7)%
Segment Operating Income	$ 217,878	$ 204,044	$ 217,439	$ 186,921	$ 173,576	(20.3)%
Segment Operating Margin	*35.9%*	*35.1%*	*36.8%*	*34.1%*	*32.0%*	*-390 bps*
Number of communities (period end)	783	768	720	713	705	
Period end number of units	51,494	50,682	47,296	46,999	46,520	
Total Average Units	52,991	51,087	50,540	47,246	46,858	
RevPAR	$ 3,820	$ 3,796	$ 3,895	$ 3,862	$ 3,857	1.0 %
Weighted average unit occupancy	85.6%	85.6%	84.7%	83.9%	84.2%	*-140 bps*
RevPOR	$ 4,461	$ 4,437	$ 4,600	$ 4,602	$ 4,582	2.7 %
CCRCs - Rental						
Revenue	$ 147,517	$ 144,824	$ 141,798	$ 114,202	$ 108,075	(26.7)%
Segment Operating Income	$ 32,996	$ 31,350	$ 35,315	$ 24,344	$ 22,932	(30.5)%
Segment Operating Margin	*22.4%*	*21.6%*	*24.9%*	*21.3%*	*21.2%*	*-120 bps*
Number of communities (period end)	43	41	32	30	30	
Period end number of units	9,963	9,436	7,819	7,193	7,194	
Total Average Units	9,963	9,827	9,214	7,516	7,193	
RevPAR	$ 4,896	$ 4,876	$ 5,086	$ 5,028	$ 4,989	1.9 %
Weighted average unit occupancy	84.0%	83.2%	83.5%	83.0%	82.6%	*-140 bps*
RevPOR	$ 5,833	$ 5,861	$ 6,091	$ 6,063	$ 6,046	3.7 %

8

9 Revenue $ 795,568 $ 787,756 $ 808,173 $ 796,482 $ 792,449 (0.4)% Community Labor Expense (322,967) (327,879) (330,890) (337,920) (342,677) Other facility operating expense (182,193) (179,487) (176,638) (182,788) (185,774) Facility operating expense (1) (505,160) (507,366) (507,528) (520,708) (528,451) Same Community Operating Income $ 290,408 $ 280,390 $ 300,645 $ 275,774 $ 263,998 (9.1)% Same Community Operating Margin 36.5% 35.6% 37.2% 34.6% 33.3% -320 bps Number of communities (period end) 809 809 809 809 809 Total Average Units 68,031 68,032 68,023 68,014 68,001 RevPAR $ 3,896 $ 3,858 $ 3,958 $ 3,901 $ 3,882 (0.4)% Weighted average unit occupancy 86.8% 86.5% 85.9% 85.0% 85.2% -160 bps RevPOR $ 4,491 $ 4,459 $ 4,609 $ 4,587 $ 4,556 1.4% ($ in 000s, except RevPAR and RevPOR) FY 2016 FY 2017 YoY Q3 Q4 Q1 Q2 Q3 Q3 Same Community Operating Income/Weighted average unit occupancy Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 86.8% 86.5% 85.9% 85.0% 85.2% $290,408 $280,390 $300,645 $275,774 $263,998 Same Community RevPAR Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 $3,896 $3,858 $3,958 $3,901 $3,882 Senior Housing: Same Community (1) Excludes hurricane and natural disaster expense.

10 Resident fee revenue $ 403,655 $ 383,588 $ 388,310 $ 381,418 $ 376,896 Less: Facility operating expense (271,664) (259,430) (252,673) (257,991) (261,069) Owned Portfolio Operating Income 131,991 124,158 135,637 123,427 115,827 (12.2)% Less: G&A Portfolio Allocation (see page 14) (14,685) (16,163) (16,808) (17,580) (16,326) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 117,306 $ 107,995 $ 118,829 $ 105,847 $ 99,501 (15.2)% Additional Information Interest expense: property level and corporate debt $ (43,380) $ (42,302) $ (40,285) $ (41,352) $ (44,214) Community level capital expenditures, net (see page 15) $ (19,983) $ (18,668) $ (13,909) $ (16,733) $ (17,695) Number of communities (period end) 375 363 362 360 360 Period end number of units 33,800 33,054 33,016 32,765 32,721 Total Average Units 35,206 33,489 33,041 32,921 32,734 RevPAR $ 3,822 $ 3,818 $ 3,916 $ 3,862 $ 3,838 0.4 % Weighted average unit occupancy 85.4% 85.2% 84.4% 83.9% 84.0% -140 bps RevPOR $ 4,473 $ 4,481 $ 4,641 $ 4,603 $ 4,569 2.1 % Interest Coverage (as of September 30, 2017) 2.4x Net Debt (as of September 30, 2017; see page 19) $ 3,398,029 ($ in 000s, except RevPAR and RevPOR) FY 2016 FY 2017 YoY Q3 Q4 Q1 Q2 Q3 Q3 Senior Housing: Owned Portfolio

Senior Housing: Leased Portfolio

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except RevPAR and RevPOR)	FY 2016		FY 2017			YoY
	Q3	Q4	Q1	Q2	Q3	Q3
Resident fee revenue	$ 521,913	$ 512,444	$ 516,645	$ 442,462	$ 435,392	
Less: Facility operating expense	(329,918)	(328,993)	(325,526)	(287,327)	(288,804)	
Leased Portfolio Operating Income	191,995	183,451	191,119	155,135	146,588	*(23.7)%*
Less: G&A Portfolio Allocation *(see page 14)*	(18,987)	(21,592)	(22,362)	(20,394)	(18,860)	
Leased Portfolio Operating Income (adjusted to Include G&A Allocation)	**$ 173,008**	**$ 161,859**	**$ 168,757**	**$ 134,741**	**$ 127,728**	***(26.2)%***
Additional Information						
Total cash lease payments on leased portfolio *(see page 16)*	$ (152,311)	$ (152,849)	$ (152,041)	$ (129,853)	$ (129,523)	
Proceeds from entrance fees, net of refunds and amortization	$ 2,389	$ 1,575	$ (173)	$ 541	$ (547)	
Community level capital expenditures, net *(see page 15)*	$ (17,360)	$ (16,585)	$ (14,801)	$ (14,205)	$ (15,397)	
Number of communities (period end)	546	539	476	469	460	
Period end number of units	44,762	44,081	38,170	37,498	36,954	
Total Average Units	44,853	44,540	43,821	37,912	37,378	
RevPAR	$ 3,870	$ 3,827	$ 3,922	$ 3,883	$ 3,879	*0.2 %*
Weighted average unit occupancy	86.8%	86.6%	85.9%	85.2%	85.5%	*-130 bps*
RevPOR	$ 4,458	$ 4,420	$ 4,564	$ 4,557	$ 4,537	*1.8 %*
Lease Coverage *(as of September 30, 2017)* (1)					1.04x	

Lease Maturity Information as of September 30, 2017

Initial lease maturities	Leased communities with purchase options		Leased communities without purchase options		Total leased communities		Trailing twelve months ended September 30, 2017
	Community count	Total average units	Community count	Total average units	Community count	Total average units	Total cash lease payments
2017	1	903	23	1,902	24	2,805	$ 15,751
2018	42	2,168	10	1,035	52	3,203	44,851
2019	3	327	48	2,724	51	3,051	47,870
2020	2	301	84	4,513	86	4,814	57,978
2021	—	—	25	1,607	25	1,607	20,328
Thereafter	46	2,447	176	19,027	222	21,474	324,372
Total	94	6,146	366	30,808	460	36,954	$ 511,150

(1) The Company updated its definition of Lease Coverage for the third quarter of 2017 to remove the impact of communities disposed during the trailing twelve-month period and the cash lease payments for leases of information technology systems and equipment.

11

New Supply (1)

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Brookdale's Largest 20 Markets - Competitive Summary

	Brookdale in NIC Markets				Competition Within 20 Minute Drive					
Market	Community Count	Total Average Units (IL/AL/MC)	Q3 2017 Weighted Average Unit Occupancy	Q3 2017 RevPAR	New Const. Properties[2]	IL/AL/MC New Const. Units[2]	1 Yr Projected Unit Opens % of Supply[2]	Current Saturation[3]	5 Yr Projected Total Pop Growth[4]	5 Yr Projected Age 75 + Pop w/ Inc. $50k + Growth[4]
Chicago, IL	16	2,602	90.0%	$ 3,961	10	1,239	4.9%	22.9%	1.5%	19.9%
Seattle, WA	25	2,449	87.7%	3,719	3	224	1.0%	31.4%	7.1%	32.9%
Los Angeles, CA	20	2,145	83.7%	3,888	4	518	2.0%	11.6%	3.7%	22.7%
Phoenix, AZ	22	1,791	86.9%	3,698	11	1,401	6.7%	30.1%	7.3%	43.4%
Dallas, TX	25	1,709	85.3%	3,432	18	1,468	5.5%	31.5%	8.6%	35.2%
Portland, OR	19	1,649	94.1%	3,710	3	463	2.4%	51.7%	6.0%	45.5%
Charlotte, NC	18	1,403	90.6%	4,446	2	316	3.1%	39.7%	8.6%	46.2%
Denver, CO	11	1,207	83.1%	4,327	11	1,478	11.6%	29.2%	8.7%	34.5%
Riverside, CA	10	1,043	86.0%	5,319	5	620	8.4%	29.4%	13.5%	41.7%
Austin, TX	7	1,040	82.3%	2,892	5	876	6.0%	18.9%	6.5%	40.4%
Miami, FL	10	993	83.1%	3,256	3	487	4.6%	17.0%	4.7%	19.9%
Jacksonville, FL	9	991	87.0%	3,542	4	407	8.0%	28.7%	6.2%	50.7%
Houston, TX	12	989	85.1%	4,431	9	920	8.8%	18.6%	9.6%	36.8%
Richmond, VA	2	981	86.1%	1,957	2	96	1.3%	43.8%	5.6%	8.8%
San Antonio, TX	12	971	73.0%	2,944	—	—	—%	26.2%	8.7%	29.6%
Detroit, MI	10	955	82.1%	3,198	12	1,309	8.0%	30.8%	1.4%	42.9%
Santa Rosa, CA	6	866	79.1%	4,035	—	—	—%	21.1%	3.8%	26.1%
Atlanta, GA	9	858	88.6%	3,396	7	855	8.4%	34.4%	8.1%	56.2%
Philadelphia, PA	11	853	85.9%	4,584	3	256	1.8%	24.1%	1.7%	18.6%
Tampa, FL	8	850	79.7%	3,005	6	677	6.1%	24.4%	5.5%	7.9%
Top 20 Markets	**262**	**26,345**	**85.7%**	**$ 3,737**	**118**	**13,610**	**4.9%**	**28.3%**	**6.4%**	**33.0%**
All Other NIC Markets	**324**	**26,413**	**84.6%**	**$ 3,876**	**87**	**9,715**	**2.8%**	**26.5%**	**4.3%**	**29.4%**

(1) Data reflected is for the consolidated senior housing portfolio only.
(2) NIC MAP Supply Set, Q3 2017 "New Construction" properties with projected open dates through Q3 2018.
(3) Saturation is equal to units per population Age 75+ with income 50k+.
(4) Percentage changes are based on data from ESRI for 2016-2021.

12

13 Resident fee revenue Home Health $ 91,858 $ 91,199 $ 92,241 $ 88,561 $ 87,315 Outpatient Therapy 12,667 9,320 6,375 6,179 5,941 Hospice 11,766 12,531 13,346 15,441 17,328 Other ancillary services 972 992 10 9 20 Segment resident fee revenue 117,263 114,042 111,972 110,190 110,604 (5.7)% Segment Operating Income 14,624 16,289 15,629 13,103 9,823 (32.8)% Segment Operating Margin 12.5% 14.3% 14.0% 11.9% 8.9% -360 bps Less: G&A Allocation (see page 14) (6,323) (6,331) (7,225) (7,128) (7,091) Segment Operating Income (Adjusted to Include G&A Allocation) $ 8,301 $ 9,958 $ 8,404 $ 5,975 $ 2,732 (67.1)% Segment Operating Margin (Adjusted to Include G&A Allocation) 7.1% 8.7% 7.5% 5.4% 2.5% -460 bps Additional Information Interest expense $ (321) $ (303) $ (288) $ (165) $ (168) Community level capital expenditures, net (see page 15) $ (155) $ (51) $ (22) $ (35) $ (277) Outpatient Therapy treatment codes 419,619 307,933 193,853 190,618 178,851 (57.4)% Home Health average daily census 14,456 14,587 15,370 14,821 14,844 2.7 % Hospice average daily census 813 863 920 1,033 1,169 43.8% ($ in 000s) FY 2016 FY 2017 YoY Q3 Q4 Q1 Q2 Q3 Q3 Ancillary Services

G&A Expense & Transaction Costs

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	FY 2016		FY 2017			YoY
	Q3	Q4	Q1	Q2	Q3	Q3
G&A Expense Allocations[(1)]						
Senior Housing Owned Portfolio allocation	$ 14,685	$ 16,163	$ 16,808	$ 17,580	$ 16,326	
Senior Housing Leased Portfolio allocation	18,987	21,592	22,362	20,394	18,860	
Ancillary Services allocation	6,323	6,331	7,225	7,128	7,091	
Management Services allocation	8,567	9,505	11,238	14,184	13,134	
Total allocations[(1)]	48,562	53,591	57,633	59,286	55,411	
Non-cash stock-based compensation expense	8,455	5,067	7,774	7,246	7,527	
Integration, Transaction-Related and Strategic Project Costs	6,408	8,010	153	558	841	
General and administrative expense	63,425	66,668	65,560	67,090	63,779	*0.6%*
Transaction Costs	659	2,040	7,593	3,339	1,992	
General and administrative expense and transaction costs	$ 64,084	$ 68,708	$ 73,153	$ 70,429	$ 65,771	*2.6%*
Allocated G&A Expense as a Percentage of Resident Fee Revenue						
Resident fee revenue	$ 1,042,831	$ 1,010,074	$ 1,016,927	$ 934,070	$ 922,892	
Senior Housing Owned Portfolio allocation	14,685	16,163	16,808	17,580	16,326	
Senior Housing Leased Portfolio allocation	18,987	24,592	22,362	20,394	18,860	
Ancillary Services allocation	6,323	6,331	7,225	7,128	7,091	
Non-cash stock-based compensation expense	8,455	5,067	7,774	7,246	7,527	
Total	$ 48,450	$ 49,153	$ 54,169	$ 52,348	$ 49,804	
As a % of resident fee revenue	*4.6%*	*4.9%*	*5.3%*	*5.6%*	*5.4%*	

(1) G&A allocations are calculated using a methodology which the Company believes best matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

14

Capital Expenditures

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except for Community level capital expenditures per unit)	FY 2016		FY 2017			YoY
	Q3	Q4	Q1	Q2	Q3	Q3
Community level capital expenditures, including allocations[1]						
Senior Housing Owned Portfolio	$ 19,983	$ 18,668	$ 13,909	$ 16,733	$ 17,695	
Senior Housing Leased Portfolio	17,360	16,585	14,801	14,205	15,397	
Ancillary Services	155	51	22	35	277	
Community level capital expenditures, net[1]	37,499	35,304	28,732	30,973	33,369	*(11.0)%*
Corporate capital expenditures[2]	18,112	14,059	5,990	7,859	7,636	*(57.8)%*
Non-Development Capital Expenditures, net	**55,611**	**49,363**	**34,722**	**38,832**	**41,005**	***(26.3)%***
Development Capital Expenditures, net	**6,000**	**7,186**	**1,064**	**2,807**	**3,336**	***(44.4)%***
Total capital expenditures, net	**$ 61,611**	**$ 56,549**	**$ 35,786**	**$ 41,639**	**$ 44,341**	***(28.0)%***
Community level capital expenditures per unit	$ 468	$ 452	$ 374	$ 437	$ 476	*1.7 %*
Reconciliation to Additions to PP&E						
Total capital expenditures, net	$ 61,611	$ 56,549	$ 35,786	$ 41,639	$ 44,341	
Add: Total lessor reimbursements	10,385	12,727	8,044	5,545	4,379	
Add: Change in related payables	1,894	421	5,098	(6,542)	1,754	
Additions to property, plant and equipment and leasehold intangibles, net	$ 73,890	$ 69,697	$ 48,928	$ 40,642	$ 50,474	

(1) Includes net recurring and EBITDA-enhancing projects which were formerly reported separately.
(2) Formerly referred to by the Company as corporate, integration and other.

15

Cash Lease Payments

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	FY 2016		FY 2017			YoY
	Q3	Q4	Q1	Q2	Q3	Q3
Operating Leases						
Facility lease expense	$ 92,519	$ 91,745	$ 88,807	$ 84,690	$ 84,437	
Less: Straight-line (income) expense, net	859	1,786	3,007	3,119	3,078	
Less: Amortization of (above) below market lease, net	1,699	1,699	1,697	1,697	1,697	
Add: Amortization of deferred gain	1,093	1,093	1,093	1,093	1,091	
Cash operating lease payments[1]	$ 96,170	$ 96,323	$ 94,604	$ 90,599	$ 90,303	(6.1)%
Capital and Financing Leases						
Interest expense: capital and financing lease obligations	$ 50,401	$ 50,451	$ 49,859	$ 32,228	$ 31,999	
Less: Non-cash interest expense on financing lease obligations	(6,714)	(6,768)	(6,156)	(3,865)	(3,939)	
Add: Lease financing debt amortization	16,024	16,409	17,248	14,382	14,626	
Cash capital and financing lease payments	$ 59,711	$ 60,092	$ 60,951	$ 42,745	$ 42,686	(28.5)%
Total cash lease payments[1]	**$ 155,881**	**$ 156,415**	**$ 155,555**	**$ 133,344**	**$ 132,989**	**(14.7)%**
Interest Expense Reconciliation to Income Statement						
Interest expense: capital and financing lease obligations	$ 50,401	$ 50,451	$ 49,859	$ 32,228	$ 31,999	
Less: Non-cash interest expense on financing lease obligations	(6,714)	(6,768)	(6,156)	(3,865)	(3,939)	
Interest expense: capital and financing lease obligations - cash payments	43,687	43,683	43,703	28,363	28,060	
Less: Interest income	(809)	(694)	(631)	(804)	(1,285)	
Interest expense: debt	43,701	42,605	40,573	41,517	44,382	
Interest expense, net	86,579	85,594	83,645	69,076	71,157	
Add: Amortization of deferred financing costs and debt premium (discount)	2,380	2,422	2,591	2,692	3,544	
Add: Change in fair value of derivatives	—	150	46	39	74	
Add: Non-cash interest expense on financing lease obligations	6,714	6,768	6,156	3,865	3,939	
Add: Interest income	809	694	631	804	1,285	
Interest expense per income statement	$ 96,482	$ 95,628	$ 93,069	$ 76,476	$ 79,999	

(1) Includes cash lease payments of $3,570, $3,566, $3,514, $3,491, and $3,466 (in thousands), respectively, for leases of corporate offices and information technology systems and equipment.

16

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Unconsolidated Ventures

($ in 000s)	Q3 2017			Twelve Months Ended September 30, 2017
	Total	CCRC Venture	Other Ventures	Total
Resident fee revenue	$ 354,669	$ 101,124	$ 253,545	$ 1,296,157
Less: Facility operating expenses	(254,586)	(77,818)	(176,768)	(898,208)
Less: G&A expenses including management fees	(21,046)	(5,236)	(15,810)	(69,899)
Less: Facility lease expense	(329)	—	(329)	(1,351)
Adjusted EBITDA of Unconsolidated Ventures	**$ 78,708**	**$ 18,070**	**$ 60,638**	**$ 326,699**
Less: Interest expense, net	(34,922)	(6,177)	(28,745)	(135,910)
Add: Proceeds from entrance fees, net of refunds and amortization	6,667	6,667	—	27,169
Less: Other	291	(17)	308	619
Less: Community level capital expenditures, net	(28,659)	(8,026)	(20,633)	(96,657)
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 22,085**	**$ 10,517**	**$ 11,568**	**$ 121,920**
Statistics				
Brookdale's weighted average unit ownership percentage	21.8%	51.0%	12.5%	21.8%
Non-recourse debt principal of unconsolidated ventures as of September 30, 2017	$ 3,331,621	$ 633,681	$ 2,697,940	$ 3,331,621
Number of communities (period end)	202	16	186	202
Total average units	30,014	7,249	22,765	27,284
Weighted average unit occupancy	85.1%	84.9%	84.2%	85.5%
RevPOR	$ 4,574	$ 5,093	$ 4,407	$ 4,531
Brookdale's Proportionate Share of:				
Adjusted EBITDA of Unconsolidated Ventures	$ 16,788	$ 9,216	$ 7,572	$ 70,122
Adjusted Free Cash Flow of Unconsolidated Ventures	$ 6,709	$ 5,364	$ 1,345	$ 30,142
Debt principal of unconsolidated ventures as of September 30, 2017	$ 658,783	$ 323,177	$ 335,606	$ 658,783

17

18 $2,565,368 $1,372,410 (1) Includes the carrying value of mortgage debt, convertible notes, line of credit and other notes payable, but excludes capital and financing lease obligations. (2) Pertaining to variable rate debt, reflects a) market rates as of September 30, 2017 and b) applicable cap rates for hedged debt. Line of credit available to draw Cash and cash equivalents and marketable securities Total liquidity (available to draw + cash) $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 09/30/16 12/31/16 03/31/17 06/30/17 09/30/17 $309,576 $367,642 $367,473 $364,699 $361,505 $74,184 $216,397 $59,237 $181,307 $537,930$546,006 $426,710 $584,039 $383,760 As of September 30, 2017 Weighted Rate Fixed rate debt 4.90% Variable rate debt (2) 3.63% Total debt and line of credit 4.46% Balance(1) Total debt $ 3,937,778 Total Liquidity ($ in 000s) Debt & Liquidity $899,435 Debt Structure(1) ($ in 000s) Fixed rate debt Variable rate debt with interest rate caps Variable rate debt- unhedged Total variable rate debt $543,820 $828,590

Debt Maturity & Leverage

BROOKDALE
SENIOR LIVING SOLUTIONS

Debt Maturity Schedule[1]
($ in 000s)


$1,400,000
$700,000
$0
$528,102
$325,808
$485,621
$335,877
$2,209,189
2017
2018 (1)
2019
2020
2021
Thereafter
Debt(2)

	Weighted Rate	
	Debt[2]	Line of Credit
2017	4.31%	—
2018	3.70%	—
2019	6.31%	—
2020	5.22%	—
2021	5.76%	—
Thereafter	4.01%	—
Total	**4.46%**	**—**

	Total Balance	
Debt[2]	$	3,937,778

Leverage Ratios[3]
($ in 000s)

Twelve months ended September 30, 2017			**Annualized Leverage**
Adjusted EBITDAR[4]	(A)	$ 1,081,003	
Less: Cash operating lease payments *(see page 16)*		(371,829)	
Adjusted EBITDA[4]		709,174	
Less: Cash capital and financing lease payments *(see page 16)*		(206,474)	
Adjusted EBITDA[4] after cash capital and financing lease payments	(B)	502,700	
As of September 30, 2017			
Debt[2]		3,937,778	
Line of credit		—	
Less: Cash and cash equivalents		(291,554)	
Less: Marketable securities		(246,376)	
Less: Cash and escrow deposits - restricted held as collateral against existing debt		(1,819)	
Net Debt	(C)	**3,398,029**	**6.8x** (C/B)
Plus: Cash operating and capital and financing lease payments *(see page 16)* multiplied by 8		4,626,424	
Adjusted Net Debt	(D)	**$ 8,024,453**	**7.4x** (D/A)

(1) Includes carrying value of $306.1 million of convertible notes.

(2) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit and recurring principal amortization.

(3) Leverage ratios include results of operations of communities disposed of through sale or lease termination through the disposition date.

(4) Amounts exclude integration, transaction, transaction-related and strategic project costs of $24.5 million.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments (in each case excluding integration, transaction, transaction-related and strategic-project costs), Net debt, and Adjusted net debt are financial measures that are not calculated in accordance with GAAP. See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

19

20 (1) Includes results of operations of communities disposed through sale or lease termination through the disposal date. (2) See page 14. G&A allocations presented on this page exclude non-cash stock-based compensation expense of $27,614 and integration, transaction, transaction-related and strategic project costs of $24,526 for the twelve months ended September 30, 2017. Senior Housing: Owned Portfolio(1) Owned Portfolio Operating Income $ 499,049 Less: G&A Portfolio Allocation(2) (66,877) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 432,172 Net Debt as of September 30, 2017 (see page 19) $ 3,398,029 Total Average Units 33,046 Senior Housing: Leased Portfolio(1) Leased Portfolio Operating Income (Adjusted to Include G&A Allocation)(2) $ 593,085 Total cash lease payments on leased portfolio (see page 16) $ (564,266) Proceeds from entrance fees, net of refunds and amortization $ 1,396 Total Average Units 40,913 Ancillary Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 27,069 Management Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 28,677 Unconsolidated Ventures Brookdale's Proportionate Share of Adjusted EBITDA $ 70,122 Brookdale's Proportionate Share of non-recourse debt principal as of September 30, 2017 $ 658,783 Total Average Units 27,284 Brookdale's weighted average unit ownership percentage 21.8% Shares outstanding (excluding 5,147,149 unvested restricted shares) as of September 30, 2017 186,391 ($ in 000s and are for the trailing twelve months ending September 30, 2017 unless otherwise noted) Net Asset Value Elements

21 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) before provision (benefit) for income taxes; non-operating (income) expense items; depreciation and amortization (including non-cash impairment charges); (gain) loss on sale or acquisition of communities (including gain (loss) on facility lease termination); straight-line lease expense (income), net of amortization of (above) below market rents; amortization of deferred gain; non-cash stock-based compensation expense; and change in future service obligation. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments exclude integration, transaction, transaction-related and strategic project costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less cash operating lease payments. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDAR excludes integration, transaction, transaction-related and strategic project costs. Adjusted Free Cash Flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities before: changes in operating assets and liabilities; gain (loss) on facility lease termination; and distributions from unconsolidated ventures from cumulative share of net earnings; plus: proceeds from refundable entrance fees, net of refunds; and property insurance proceeds; less: lease financing debt amortization and Non-Development Capital Expenditures (next page). Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus cash operating and capital and financing lease payments for the relevant period multiplied by 8. Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of Adjusted EBITDA for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting. Brookdale’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of Adjusted Free Cash Flow for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company’s proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company’s consolidated business except to the extent it is distributed to the Company. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expenses. Combined Segment Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization. Community Labor Expenses is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received. Integration, Transaction, Transaction-Related and Strategic Project Costs are general and administrative expenses. Integration costs include transition costs associated with organizational restructuring (such as severance and retention payments and recruiting expenses), third party consulting expenses directly related to the integration of acquired communities (in areas such as cost savings and synergy realization, branding and technology and systems work), and internal costs such as training, travel and labor, reflecting time spent by Company personnel on integration activities and projects. Transaction and transaction-related costs include third party costs directly related to the acquisition and disposition activity, community financing and leasing activity, our ongoing assessment of options and alternatives to enhance stockholder value, and corporate capital structure assessment activities (including stockholder relations advisory matters), and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Strategic project costs include costs associated with certain strategic projects related to refining the Company's strategy, building out enterprise-wide capabilities (including the electronic medical records (“EMR”) roll-out project) and reducing costs and achieving synergies by capitalizing on scale. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue and facility operating expense of communities disposed during such period adjusted for 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash lease payments for both operating leases and capital and financing leases, excluding cash lease payments for leases of corporate offices and information technology systems and equipment. Definitions

22 Leased Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt, convertible notes and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful and is used in the year-over-year variance column if either or both periods being compared have a negative sign. Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received. Owned Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly senior housing resident fee revenues per occupied unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities). Segment Operating Income is defined by the Company as segment revenues less segment facility operating expenses. Segment Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Management Services segment operating income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there are no facility operating expenses associated with the Management Services segment. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities. Senior Housing Operating Income is defined by the Company as segment revenues less segment facility operating expenses for the Company’s Retirement Centers, Assisted Living and CCRCs–Rental segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities. Total Average Units represents the average number of units operated during the period. Total RevPAR, or average monthly resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding entrance fee amortization, for the Company for the period, divided by the weighted average number of available units in the Company’s consolidated portfolio for the period, divided by the number of months in the period. Definitions

23 Brookdale West Hartford West Hartford, CT Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Appendix

Consolidated Statements of Cash Flows

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	FY 2016		FY FY 2017		
	Q3	Q4	Q1	Q2	Q3
Cash Flows from Operating Activities					
Net income (loss)	$ (51,728)	$ (268,600)	$ (126,361)	$ (46,337)	$ (413,929)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:					
Loss on extinguishment of debt, net	236	876	54	42	573
Depreciation and amortization, net	133,163	131,510	130,078	123,579	121,193
Goodwill and asset impairment	19,111	221,877	20,706	1,559	368,551
Equity in (earnings) loss of unconsolidated ventures	878	(1,182)	(981)	4,570	6,722
Distributions from unconsolidated ventures from cumulative share of net earnings	6,400	17,144	439	453	473
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(1,091)
Amortization of entrance fee revenue	(1,172)	(1,084)	(1,198)	(832)	(427)
Proceeds from deferred entrance fee revenue	3,869	2,653	1,927	2,025	567
Deferred income tax (benefit) provision	3,472	(556)	83,310	(2,937)	(31,704)
Change in deferred lease liability	(859)	(1,786)	(3,007)	(3,119)	(3,078)
Change in fair value of derivatives	—	150	46	39	74
Loss (gain) on sale of assets, net	425	(5,092)	603	547	233
Loss on facility lease termination	—	—	—	6,368	4,938
Non-cash stock-based compensation	8,455	5,067	7,774	7,246	7,527
Non-cash interest expense on financing lease obligations	6,714	6,768	6,156	3,865	3,939
Amortization of (above) below market rents, net	(1,699)	(1,699)	(1,697)	(1,697)	(1,697)
Other	(2,763)	(2,777)	(1,398)	(1,571)	(1,730)
Changes in operating assets and liabilities:					
Accounts receivable, net	2,744	(6,602)	3,556	8,401	(1,192)
Prepaid expenses and other assets, net	9,507	10,292	(8,630)	27,609	4,344
Accounts payable and accrued expenses	(50,759)	(9,356)	(51,627)	3,645	26,523
Tenant refundable fees and security deposits	(731)	(146)	(297)	82	(17)
Deferred revenue	15,272	(7,913)	8,406	664	(7,557)
Net cash provided by operating activities	99,442	88,451	66,766	133,108	83,235
Cash Flows from Investing Activities					
Change in lease security deposits and lease acquisition deposits, net	(238)	(449)	(420)	425	(416)
Change in cash and escrow deposits - restricted	(2,165)	6,837	(629)	(1,092)	(4,619)
Purchase of marketable securities, net	—	—	—	(29,779)	(216,597)
Additions to property, plant and equipment and leasehold intangibles, net	(73,890)	(69,697)	(48,928)	(40,642)	(50,474)
Acquisition of assets, net of related payables	—	—	—	(400)	—
Investment in unconsolidated ventures	(2,338)	(7,306)	(185,971)	(195)	(1,434)
Distributions received from unconsolidated ventures	1,234	214,137	1,807	6,238	3,446
Proceeds from sale of assets, net	173,887	78,461	31,675	2,780	115
Property insurance proceeds	2,763	2,777	1,398	1,571	1,461
Other	3,109	6,439	696	251	15
Net cash (used in) provided by investing activities	102,362	231,199	(200,372)	(60,843)	(268,503)
Cash Flows from Financing Activities					
Proceeds from debt	10,004	185,216	34,455	58,116	1,200,476
Repayment of debt and capital and financing lease obligations	(89,269)	(251,613)	(52,273)	(36,931)	(869,499)
Proceeds from line of credit	382,000	—	—	—	100,000
Repayment of line of credit	(468,500)	(100,000)	—	—	(100,000)
Purchase of treasury stock	—	(9,640)	—	—	—
Payment of financing costs, net of related payables	(773)	(1,524)	(321)	(202)	(5,182)
Proceeds from refundable entrance fees, net of refunds	(308)	6	(902)	(652)	(687)
Payment on lease termination	—	—	—	(552)	—
Payments of employee taxes for withheld shares	(467)	(205)	(5,112)	(208)	(346)
Other	640	323	599	455	532
Net cash (used in) provided by financing activities	(166,673)	(177,437)	(23,554)	20,026	325,294
Net increase (decrease) in cash and cash equivalents	35,131	142,213	(157,160)	92,291	140,026
Cash and cash equivalents at beginning of period	**39,053**	**74,184**	**216,397**	**59,237**	**151,528**
Cash and cash equivalents at end of period	**$ 74,184**	**$ 216,397**	**$ 59,237**	**$ 151,528**	**$ 291,554**

24

25 This Supplemental Information contains financial measures utilized by management to evaluate the Company’s operating performance and liquidity that are not calculated in accordance with GAAP, including Adjusted EBITDA; the Company's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures; Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDAR after cash lease payments (in each case excluding integration, transaction, transaction-related and strategic project costs); Net Debt; Adjusted Net Debt; Adjusted Free Cash Flow; and the Company’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures, the Company’s definitions for which are included in the “Definitions” section above. In addition, this section contains reconciliations of the Company’s non-GAAP financial measures Cash From Facility Operations (CFFO), Adjusted CFFO and the Company's proportionate share of CFFO of unconsolidated ventures, which the Company historically reported and has included herein for purposes of comparison. These non-GAAP financial measures should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt, less current portion, current portion of long-term debt, or other financial measures determined in accordance with GAAP. Management uses these non-GAAP financial measures to supplement the Company’s GAAP results to provide a more complete understanding of the factors and trends affecting the business. Investors are urged to review the reconciliations set forth in this section of such non-GAAP financial measures to their most comparable GAAP financial measures and to review the information under “Reconciliation of Non-GAAP Financial Measures” in the Company’s earnings release dated November 6, 2017 for additional information regarding the Company’s use, and the limitations of, the Company’s non-GAAP financial measures. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate such measures in the same manner. As noted in the Company’s earnings release dated November 6, 2017, the Company changed its definition and calculation of Adjusted EBITDA when it reported results for the second quarter of 2016.  Prior period amounts of Adjusted EBITDA presented herein have been recast to conform to the new definition. See "Reconciliation of Non-GAAP Financial Measures" in the Company’s earnings release dated November 6, 2017 for more information regarding the changes made to the definition and calculation of Adjusted EBITDA.  Non-GAAP Financial Measures

26 Net income (loss) $ (51,728) $ (268,600) $ (126,361) $ (46,337) $ (413,929) Provision (benefit) for income taxes 4,159 (569) 84,028 (2,735) (31,218) Equity in (earnings) loss of unconsolidated ventures 878 (1,182) (981) 4,570 6,722 Debt modification and extinguishment costs 1,944 5,930 61 693 11,129 Loss (gain) on sale of assets, net 425 (5,092) 603 547 233 Other non-operating income (3,706) (3,790) (1,662) (2,236) (2,621) Interest expense 96,482 95,628 93,069 76,476 79,999 Interest income (809) (694) (631) (804) (1,285) Income (loss) from operations 47,645 (178,369) 48,126 30,174 (350,970) Depreciation and amortization 130,783 129,088 127,487 120,887 117,649 Goodwill and asset impairment 19,111 221,877 20,706 1,559 368,551 Loss on facility lease termination — 11,113 — 6,368 4,938 Straight-line lease expense (income) (859) (1,786) (3,007) (3,119) (3,078) Amortization of above market lease, net (1,699) (1,699) (1,697) (1,697) (1,697) Amortization of deferred gain (1,093) (1,093) (1,093) (1,093) (1,091) Non-cash stock-based compensation expense 8,455 5,067 7,774 7,246 7,527 Adjusted EBITDA $ 202,343 $ 184,198 $ 198,296 $ 160,325 $ 141,829 ($ in 000s) FY 2016 FY 2017 Q3 Q4 Q1 Q2 Q3 Adjusted EBITDA Reconciliation Non-GAAP Financial Measures (Continued)

27 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after cash capital and financing lease payments Reconciliations (excluding integration, transaction, transaction-related and strategic-project costs) ($ in 000s) Twelve Months Ended September 30, 2016 2017 Net income (loss) $ (310,339) $ (855,227) Provision for income taxes 75,415 49,506 Equity in (earnings) loss of unconsolidated ventures (440) 9,129 Debt modification and extinguishment costs 3,480 17,813 Gain on sale of assets, net (1,673) (3,709) Other non-operating income (13,057) (10,309) Interest expense 387,661 345,172 Interest income (2,634) (3,414) Income (loss) from operations 138,413 (451,039) Depreciation and amortization 517,692 495,111 Goodwill and asset impairment 84,579 612,693 Loss on facility lease termination — 22,419 Facility lease expense 372,511 349,679 Non-cash stock-based compensation expense 32,998 27,614 Change in future service obligation (941) — Integration, transaction, transaction-related and strategic project costs 68,851 24,526 Adjusted EBITDAR (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 1,214,103 $ 1,081,003 $ —Facility lease expense $ (372,511) $ (349,679) Straight-line lease expense (income) 3,058 (10,990) Amortization of above market lease, net (6,898) (6,790) Amortization of deferred gain (4,372) (4,370) Adjusted EBITDA (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 833,380 $ 709,174 Interest expense: capital and financing lease obligations $ (203,230) $ (164,537) Non-cash interest expense on financing lease obligations 25,742 20,728 Lease financing debt amortization (61,772) (62,665) Adjusted EBITDA after cash capital and financing lease payments (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 594,120 $ 502,700 Non-GAAP Financial Measures (Continued)

28 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of September 30, 2016 2017 Long-term debt (including current portion) $ 3,639,360 $ 3,937,778 Line of credit 100,000 — Less: cash and cash equivalents (74,184) (291,554) Less: marketable securities — (246,376) Less: cash held as collateral against existing debt (2,711) (1,819) Net Debt 3,662,465 3,398,029 Plus: trailing twelve months cash lease payments multiplied by 8 4,959,864 4,626,424 Adjusted Net Debt $ 8,622,329 $ 8,024,453 Adjusted Net Debt to Adjusted EBITDAR (excluding Integration, Transaction, Transaction- Related and Strategic Project Costs) 7.1x 7.4x Net Debt to Adjusted EBITDA after cash capital and financing lease payments (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) 6.2x 6.8x Non-GAAP Financial Measures (Continued)

Non-GAAP Financial Measures (Continued)

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Adjusted Free Cash Flow; CFFO; and Adjusted CFFO Reconciliations

($ in 000s)	FY 2016		FY 2017		
	Q3	Q4	Q1	Q2	Q3
Net cash provided by operating activities	$ 99,442	$ 88,451	$ 66,766	$ 133,108	$ 83,235
Net cash (used in) provided by investing activities	102,362	231,199	(200,372)	(60,843)	(268,503)
Net cash (used in) provided by financing activities	(166,673)	(177,437)	(23,554)	20,026	325,294
Net (decrease) increase in cash and cash equivalents	$ 35,131	$ 142,213	$ (157,160)	$ 92,291	$ 140,026
Net cash provided by operating activities	$ 99,442	$ 88,451	$ 66,766	$ 133,108	$ 83,235
Changes in operating assets and liabilities	23,967	13,725	48,592	(40,401)	(22,101)
Proceeds from refundable entrance fees, net of refunds	(308)	6	(902)	(652)	(687)
Lease financing debt amortization	(16,024)	(16,409)	(17,248)	(14,382)	(14,626)
Loss on facility lease termination	—	11,113	—	—	—
Distributions from unconsolidated ventures from cumulative share of net earnings	(6,400)	(17,144)	(439)	(453)	(473)
Non-development capital expenditures, net	(55,611)	(49,363)	(34,722)	(38,832)	(41,005)
Property insurance proceeds	2,763	2,777	1,398	1,571	1,461
Adjusted Free Cash Flow	**$ 47,829**	**$ 33,156**	**$ 63,445**	**$ 39,959**	**$ 5,804**
Add: Non-development capital expenditures, net	$ 55,611	$ 49,363	$ 34,722	$ 38,832	$ 41,005
Less: Recurring capital expenditures, net	(16,890)	(14,744)	(12,774)	(11,754)	(11,823)
Less: Property insurance proceeds	(2,763)	(2,777)	(1,398)	(1,571)	(1,461)
Add: Lease financing debt amortization with bargain purchase option	1,425	1,432	867	868	867
CFFO	**$ 85,212**	**$ 66,430**	**$ 84,862**	**$ 66,334**	**$ 34,392**
Less: Integration, transaction, transaction-related and strategic project costs	$ 8,775	$ 15,104	$ 7,753	$ 4,548	$ 13,389
Adjusted CFFO	**$ 93,987**	**$ 81,534**	**$ 92,615**	**$ 70,882**	**$ 47,781**

29

Non-GAAP Financial Measures (Continued)

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	FY 2016		FY 2017			TTM
	Q3	Q4	Q1	Q2	Q3	Q3 2017
Net income (loss)	$ (6,195)	$ 1,917	$ 8,118	$ (26,412)	$ (42,672)	$ (59,049)
Provision for income taxes	224	227	263	327	323	1,140
Debt modification and extinguishment costs	—	131	13	16	80	240
(Gain) loss on sale of assets, net	—	(724)	(372)	189	20	(887)
Other non-operating income (loss)	—	(781)	(434)	(837)	(617)	(2,669)
Interest expense	28,021	27,183	26,391	35,304	36,119	124,997
Interest income	(700)	(723)	(703)	(750)	(783)	(2,959)
Income (loss) from operations	21,350	27,230	33,276	7,837	(7,530)	60,813
Depreciation and amortization	47,085	48,042	47,528	83,172	85,038	263,780
Asset impairment	—	413	2	483	3,911	4,809
Straight-line lease expense (income)	—	—	—	8	(2,711)	(2,703)
Adjusted EBITDA of unconsolidated ventures	**$ 68,435**	**$ 75,685**	**$ 80,806**	**$ 91,500**	**$ 78,708**	**$ 326,699**
Brookdale's weighted average ownership percentage	22.4%	23.8%	21.2%	19.9%	21.3%	21.5%
Brookdale's proportionate share of Adjusted EBITDA of unconsolidated ventures	**$ 15,353**	**$ 17,989**	**$ 17,126**	**$ 18,219**	**$ 16,788**	**$ 70,122**

30

Non-GAAP Financial Measures (Continued)

BROOKDALE
— SENIOR LIVING SOLUTIONS —

Brookdale's Proportionate Share of Adjusted Free Cash Flow and CFFO of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	FY 2016		FY 2017			TTM
	Q3	Q4	Q1	Q2	Q3	Q3 2017
Net cash provided by operating activities	$ 47,095	$ 40,994	$ 59,924	$ 85,867	$ 62,054	$ 248,839
Net cash (used in) provided by investing activities	(40,885)	5,556	(1,150,080)	(68,585)	(20,267)	(1,233,376)
Net cash (used in) provided by financing activities	(12,073)	(55,554)	1,145,059	(29,166)	(32,514)	1,027,825
Net (decrease) increase in cash and cash equivalents	$ (5,863)	$ (9,004)	$ 54,903	$ (11,884)	$ 9,273	$ 43,288
Net cash provided by operating activities	$ 47,095	$ 40,994	$ 59,924	$ 85,867	$ 62,054	$ 248,839
Changes in operating assets and liabilities	(3,600)	8,617	2,086	(16,559)	(5,615)	(11,471)
Proceeds from refundable entrance fees, net of refunds	32	(4,931)	(4,365)	(5,028)	(6,309)	(20,633)
Non-development capital expenditures, net	(25,761)	(26,232)	(17,027)	(23,739)	(28,659)	(95,657)
Property insurance proceeds	—	—	393	834	614	1,841
Adjusted Free Cash Flow of unconsolidated ventures	**$ 17,766**	**$ 18,448**	**$ 41,011**	**$ 41,375**	**$ 22,085**	**$ 122,919**
Brookdale's Weighted Average Ownership percentage	42.2%	36.7%	21.3%	19.1%	30.4%	24.5%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 7,502**	**$ 6,763**	**$ 8,750**	**$ 7,920**	**$ 6,709**	**$ 30,142**
Adjusted Free Cash Flow	$ 17,766	$ 18,448	$ 41,011	$ 41,375	$ 22,085	$ 122,919
Add: Non-development capital expenditures, net	25,761	26,232	17,027	23,739	28,659	95,657
Less: Recurring capital expenditures, net	(5,256)	(5,075)	(4,475)	(6,461)	(6,240)	(22,251)
Less: Property insurance proceeds	—	—	(393)	(834)	(614)	(1,841)
CFFO of unconsolidated ventures	**$ 38,271**	**$ 39,605**	**$ 53,170**	**$ 57,819**	**$ 43,890**	**$ 194,484**
Brookdale's Weighted Average Ownership percentage	36.2%	32.5%	24.6%	23.8%	27.4%	26.6%
Brookdale's proportionate share of CFFO of unconsolidated ventures	**$ 13,837**	**$ 12,870**	**$ 13,057**	**$ 13,762**	**$ 12,040**	**$ 51,729**

31

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com